Exhibit 10.7

EXECUTION

COPY

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of January 31, 2007, is made and given by each of the undersigned (each a “Grantor” and collectively, the “Grantors”), to WB QT, LLC, a Delaware limited liability company, in its capacity as Agent (in such capacity, the “Secured Party”), for the “Lenders” as defined in and from time to time party to the Credit Agreement (defined below).

RECITALS

A. Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Borrower”), the Lenders and the Secured Party have entered into a Credit Agreement dated as of January 31, 2007 (as the same may hereafter be amended, supplemented, extended, restated, or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have agreed to extend to the Borrower certain credit accommodations.

B. It is a condition precedent to the obligation of the Lenders to extend credit accommodations pursuant to the terms of the Credit Agreement that this Agreement be executed and delivered by the Grantors.

C. All the Grantors (other than the Borrower) are direct or indirect Subsidiaries (as defined in the Credit Agreement) of the Borrower.

D. Each Grantor finds it advantageous, desirable and in its best interests to comply with the requirement that it execute and deliver this Agreement to the Secured Party.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into the Credit Agreement and to extend credit accommodations to the Borrower thereunder, each Grantor hereby agrees with the Secured Party for the benefit of the Secured Party and the Lenders as follows:

Section 1. Defined Terms.

1(a) As used in this Agreement, the following terms shall have the meanings indicated:

“Account” means a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated, sponsored, licensed or authorized by a State or governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. The term includes health-care insurance receivables.

“Account Debtor” shall mean a Person who is obligated on or under any Account, Chattel Paper, Instrument or General Intangible.

“Borrower” shall have the meaning set forth in Recital A hereof.

“Chattel Paper” shall mean a record or records that evidence both a monetary obligation and a security interest in specific goods, a security interest in specific goods and software used in the goods, a security interest in specific goods and license of software used in the goods, a lease of specific goods, or a lease of specific goods and license of software used in the goods.

“Collateral” shall mean all property and rights in property now owned or hereafter at any time acquired by any Grantor in or upon which a Security Interest is granted to the Secured Party by such Grantor under this Agreement.

“Deposit Account” shall mean any demand, time, savings, passbook or similar account maintained with a bank.

“Document” shall mean a document of title or a warehouse receipt.

“Equipment” shall mean all machinery, equipment, motor vehicles, furniture, furnishings and fixtures, including all accessions, accessories and attachments thereto, and any guaranties, warranties, indemnities and other agreements of manufacturers, vendors and others with respect to such Equipment.

“Event of Default” shall have the meaning given to such term in Section 18 hereof.

“Financing Statement” shall have the meaning given to such term in Section 4 hereof.

“Fixtures” shall mean goods that have become so related to particular real property that an interest in them arises under real property law.

“General Intangibles” shall mean any personal property (other than goods, Accounts, Chattel Paper, Deposit Accounts, Documents, Instruments, Investment Property, Letter of Credit Rights and money) including things in action, contract rights, payment intangibles, software, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, internet domain names, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

“Instrument” shall mean a negotiable instrument or any other writing which evidences a right to the payment of a monetary obligation and is not itself a security agreement or lease and is of a type which is transferred in the ordinary course of business by delivery with any necessary endorsement or assignment.

“Inventory” shall mean goods, other than farm products, which are leased by a person as lessor, are held by a person for sale or lease or to be furnished under a contract of service, are furnished by a person under a contract of service, or consist of raw materials, work in process, or materials used or consumed in a business or incorporated or consumed in the production of any of the foregoing and supplies, in each case wherever the same shall be located, whether in transit, on consignment, in retail outlets, warehouses, terminals or otherwise, and all property the sale, lease or other disposition of which has given rise to an Account and which has been returned to any Grantor or repossessed by any Grantor or stopped in transit.

“Investment Property” shall mean a security, whether certificated or uncertificated, a security entitlement, a securities account and all financial assets therein, a commodity contract or a commodity account.

“Letter of Credit Right” shall mean a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Lien” shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

“Obligations” shall mean (a) all indebtedness, liabilities and obligations of each Grantor to the Secured Party or any Lender of every kind, nature or description under the Credit Agreement, including the Borrower’s obligations on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof, and any other Loan Document (as defined in the Credit Agreement), (b) any and all indebtedness, liabilities and obligations of any Grantor to the Secured Party or any Lender of every kind, nature and description under any Guaranty and any other guaranty or guaranties executed and delivered by such Grantor in favor of the Secured Party, (c) all liabilities of each Grantor under this Agreement, and in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

“Security Interest” shall have the meaning given such term in Section 2 hereof.

1(b) All other terms used in this Agreement which are not specifically defined herein shall have the meaning assigned to such terms in Article 9 of the Uniform Commercial Code as in effect in the State of Minnesota.

1(c) Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and “or” has the inclusive meaning represented by the phrase “and/or.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein,” “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Agreement unless otherwise provided.

Section 2. Grant of Security Interest. As security for the payment and performance of all of the Obligations, each Grantor hereby grants to the Secured Party for the ratable benefit of the Secured Party and the Lenders a security interest (the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now or hereafter owned, existing, arising or acquired and wherever located:

2(a)	All Accounts.

2(b)	All Chattel Paper.

2(c)	All Deposit Accounts.

2(d)	All Documents.

2(e)	All Equipment.

2(f)	All Fixtures.

2(g)	All General Intangibles.

2(h)	All Instruments.

2(i)	All Inventory.

2(j)	All Investment Property.

2(k)	All Letter of Credit Rights.

2(l) To the extent not otherwise included in the foregoing, all other rights to the payment of money, including rents and other sums payable to such Grantor under leases, rental agreements and other Chattel Paper; all books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to any of the foregoing, including, without limitation, all tapes, cards, disks, computer software, computer runs, and other papers and documents in the possession or control of such Grantor or any computer bureau from time to time acting for such Grantor; all rights in, to and under all policies insuring the life of any officer, director, stockholder, manager, member or employee of such Grantor, the proceeds of which are payable to such Grantor; all accessions and additions to, parts and appurtenances of, substitutions for and replacements of any of the foregoing; and all proceeds (including insurance proceeds) and products thereof.

Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the Accounts, Chattel Paper, General Intangibles and other items included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the Accounts or any other items included in the Collateral, and (c) neither the Secured Party nor any Lender shall have any obligation or liability under Accounts, Chattel Paper, General Intangibles and other items included in the Collateral by reason of this Agreement, nor shall the Secured Party or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Title to Collateral. The Grantors have (or will have at the time the respective Grantor acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest may remain outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all Liens except the Security Interest and Liens permitted by the Credit Agreement. The Grantors will not license any Collateral except in the ordinary course of business. The Grantors will defend the Collateral against all claims or demands of all Persons (other than the Secured Party) claiming the Collateral or any interest therein. As of the date of execution of this Agreement, no valid and effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction (a “Financing Statement”) covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (a) in favor of the Secured Party relating to this Agreement, or (b) to perfect Liens permitted by the Credit Agreement.

Section 5. Disposition of Collateral. The Grantors will not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except for sales permitted by the Credit Agreement.

Section 6. Names, Offices, Locations, Jurisdiction of Organization. Each Grantor’s legal name (as set forth in its constituent documents filed with the appropriate governmental official or agency) is as set forth on the signature page to this Agreement. The jurisdiction of organization of each Grantor and the organizational number of each Grantor are each set forth next to its respective signature on the signature page of this Agreement. Each Grantor will from time to time at the request of the Secured Party provide the Secured Party with current good standing certificates and/or state-certified constituent documents from the appropriate governmental officials. The chief place of business and chief executive office of each Grantor are located at its respective address set forth on the signature page hereof. The Grantors will not locate or relocate any item of Collateral into any jurisdiction in which an additional Financing Statement would be required to be filed to maintain the Secured Party’s perfected security interest, in such Collateral. No Grantor will change its name, the location of its chief place of business and chief executive office or its corporate structure (including without limitation, its jurisdiction of organization) unless the Secured Party has been given at least 30 days prior written notice thereof and such Grantor has executed and delivered to the Secured Party such Financing Statements and other instruments required or appropriate to continue the perfection of the Security Interest.

Section 7. Rights to Payment. Except as a Grantor may otherwise advise the Secured Party in writing, each Account, Chattel Paper, Document, General Intangible and Instrument constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation of the Account Debtor or other obligor named therein or in such Grantor’s records pertaining thereto as being obligated to pay or perform such obligation. Without the Secured Party’s prior written consent, no Grantor will agree to any modifications, amendments, subordinations, cancellations or terminations of the obligations of any such Account Debtors or other obligors except in the ordinary course of business and in amounts not exceeding $25,000 per Account Debtor or other obligor in any calendar year. Each Grantor will perform and comply in all material respects with all its obligations under any items included in the Collateral and exercise promptly and diligently its rights thereunder.

Section 8. Further Assurances; Attorney-in-Fact.

8(a) Each Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that any Grantor execute and deliver such instrument or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion). Without limiting the generality of the foregoing, each Grantor will, promptly and from time to time at the request of the Secured Party: (i) execute and file such Financing Statements or continuation statements in respect thereof, or amendments thereto, and such other instruments or notices (including fixture filings with any necessary legal descriptions as to any goods included in the Collateral which the Secured Party determines might be deemed to be fixtures, and instruments and notices with respect to vehicle titles) as may be necessary or desirable, or as the Secured

Party may request, in order to perfect, preserve and enhance the Security Interest granted or purported to be granted hereby; (ii) obtain from any bailee holding Collateral, an acknowledgement, in form satisfactory to the Secured Party that such bailee holds such collateral for the benefit of the Secured Party; (iii) obtain from any securities intermediary, or other party holding any Collateral, control agreements in form satisfactory to the Secured Party; (iv) deliver and pledge to the Secured Party all Instruments and Documents, duly indorsed or accompanied by duly executed instruments of transfer or assignment, with full recourse to such Grantor, all in form and substance satisfactory to the Secured Party; and (v) obtain waivers, in form satisfactory to the Secured Party of any claim to any Collateral from any landlords or mortgagees of any property where any Inventory or Equipment is located.

8(b) Each Grantor hereby authorizes the Secured Party to file one or more Financing Statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. Each Grantor irrevocably waives any right to notice of any such filing. A photocopy or other reproduction of this Agreement or any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law.

8(c) Each Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Secured Party.

8(d) In furtherance, and not in limitation, of the other rights, powers and remedies granted to the Secured Party in this Agreement, each Grantor hereby appoints the Secured Party such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Secured Party’s good faith discretion, to take any action (including the right to collect on any Collateral) and to execute any instrument that the Secured Party may reasonably believe is necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof.

Section 9. Taxes and Claims. Each Grantor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest, as well as all other claims of any kind (including claims for labor, material and supplies) against or with respect to the Collateral, except to the extent (a) such taxes, charges or claims are being contested in good faith by appropriate proceedings, (b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (c) such taxes, charges or claims are adequately reserved against on such Grantor’s books in accordance with generally accepted accounting principles.

Section 10. Books and Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of its Collateral, including a record of all payments received and credits granted with respect to all Accounts, Chattel Paper and other items included in such Collateral.

Section 11. Inspection, Reports. Subject to Section 5.6 of the Credit Agreement, each Grantor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, any evidence of Collateral and the Grantor’s books and records concerning the Collateral, wherever located. Each Grantor will from time to time when requested by the Secured Party furnish to the Secured Party a report on its Accounts, Chattel Paper, General Intangibles and Instruments, naming the Account Debtors or other obligors thereon, the amount due and the aging thereof. The Secured Party or its designee is authorized to contact Account Debtors and other Persons obligated on any such Collateral from time to time to verify the existence, amount and/or terms of such Collateral.

Section 12. Notice of Loss. Each Grantor will promptly notify the Secured Party of any loss of or material damage to any material item of Collateral or of any substantial adverse change, known to such Grantor, in any material item of Collateral or the prospect of payment or performance thereof.

Section 13. Insurance. Each Grantor will keep the Inventory and Equipment insured against “all risks” for the full replacement cost thereof subject to a deductible not exceeding $100,000, and with an insurance company or companies satisfactory to the Secured Party, the policies to protect Secured Party as its interests may appear, with such policies or certificates with respect thereto to be delivered to the Secured Party at its request. Each such policy or the certificate with respect thereto shall provide that such policy shall not be canceled or allowed to lapse unless at least 30 days prior written notice is given to the Secured Party.

Section 14. Lawful Use; Fair Labor Standards Act. Each Grantor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. All Inventory of any Grantor as of the date of this Agreement that was produced by such Grantor, or with respect to which such Grantor performed any manufacturing or assembly process, was produced by such Grantor (or such manufacturing or assembly process was conducted) in compliance in all material respects with all requirements of the Fair Labor Standards Act, and all Inventory produced, manufactured or assembled by any Grantor after the date of this Agreement will be so produced, manufactured or assembled, as the case may be.

Section 15. Action by the Secured Party. If any Grantor at any time fails to perform or observe any of the foregoing agreements, the Secured Party shall have (and each Grantor hereby grants to the Secured Party) the right, power and authority (but not the duty) to perform or observe such agreement on behalf and in the name, place and stead of such Grantor (or, at the Secured Party’s option, in the Secured Party’s name) and to take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the procurement and maintenance of insurance, the execution of assignments, security agreements and Financing Statements, and the indorsement of instruments); and the Grantors shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations, and all such monies expended, costs and expenses and interest thereon shall be part of the Obligations secured by the Security Interest.

Section 16. Insurance Claims. As additional security for the payment and performance of the Obligations, each Grantor hereby assigns to the Secured Party any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of such Grantor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto. At any time, whether before or after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party’s name or in any Grantor’s name, execute and deliver proofs of claim, receive all such monies, indorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Notwithstanding any of the foregoing, so long as no Event of Default exists each Grantor shall be entitled to all insurance proceeds with respect to Equipment or Inventory provided that such proceeds are applied to the cost of replacement Equipment or Inventory.

Section 17. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect its and the Lenders’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Secured Party accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, neither the Secured Party nor any Lender shall have any duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Secured Party will take action in the nature of exchanges, conversions, redemptions, tenders and the like requested in writing by any Grantor with respect to the Collateral in the Secured Party’s possession if the Secured Party in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care with respect to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral.

Section 18. Default. Each of the following occurrences shall constitute an “Event of Default” under this Agreement: (a) any Grantor shall fail to observe or perform any covenant or agreement applicable to such Grantor under this Agreement and such failure shall continue for a period of thirty (30) consecutive days after written notice by the Secured Party; or (b) any representation or warranty made by a Grantor in this Agreement or any schedule, exhibit, supplement or attachment hereto or in any financial statements, or reports or certificates heretofore or at any time hereafter submitted by or on behalf of such Grantor to the Secured Party or a Lender shall prove to have been untrue or misleading in any material respect when made; or (c) any Event of Default shall occur under the Credit Agreement which has not been waived pursuant to the terms thereof.

Section 19. Remedies on Default. Upon the occurrence of an Event of Default and at any time thereafter:

19(a) The Secured Party may exercise and enforce any and all rights and remedies available upon default to a secured party under Article 9 of the Uniform Commercial Code as in effect in the State of Minnesota.

19(b) The Secured Party shall have the right to enter upon and into and take possession of all or such part or parts of the properties of each Grantor, including lands, plants, buildings, Equipment, Inventory and other property as may be necessary or appropriate in the judgment of the Secured Party to permit or enable the Secured Party to manufacture, produce, process, store or sell or complete the manufacture, production, processing, storing or sale of all or any part of the Collateral, as the Secured Party may elect, and to use and operate said properties for said purposes and for such length of time as the Secured Party may deem necessary or appropriate for said purposes without the payment of any compensation to such Grantor therefor. The Secured Party may require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party.

19(c) Any disposition of Collateral may be in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Secured Party may reasonably believe are commercially reasonable. The Secured Party shall not be obligated to dispose of Collateral regardless of notice of sale having been given, and the Secured Party may adjourn any public or private sale from time to time by announcement made at the time and place fixed therefor, and such disposition may, without further notice, be made at the time and place to which it was so adjourned.

19(d) The Secured Party is hereby granted a license or other right to use, without charge, all of each Grantor’s property, including, without limitation, all of each Grantor’s labels, trademarks, copyrights, patents and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the Secured Party’s benefit until the Obligations are paid in full.

19(e) If notice to any Grantor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given in the manner specified for the giving of notice in Section 25 hereof at least ten calendar days prior to the date of intended disposition or other action, and the

Secured Party may exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against any Grantor, or against any other Person or property. The Secured Party (i) may dispose of the Collateral in its then present condition or following such preparation and processing as the Secured Party deems commercially reasonable, (ii) shall have no duty to prepare or process the Collateral prior to sale, (iii) may disclaim warranties of title, possession, quiet enjoyment and the like, and (iv) may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and none of the foregoing actions shall be deemed to adversely affect the commercial reasonableness of the disposition of the Collateral.

Section 20. Remedies as to Certain Rights to Payment. Upon the occurrence of an Event of Default and any time thereafter, the Secured Party may notify any Account Debtor or other Person obligated on any Accounts or other Collateral that the same have been assigned or transferred to the Secured Party and that the same should be performed as requested by, or paid directly to, the Secured Party, as the case may be. Each Grantor shall join in giving such notice, if the Secured Party so requests. The Secured Party may, in the Secured Party’s name or in any Grantor’s name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Account Debtor or other Person. If any payments on any such Collateral are received by any Grantor after an Event of Default has occurred, such payments shall be held in trust by such Grantor as the property of the Secured Party and shall not be commingled with any funds or property of any Grantor and shall be forthwith remitted to the Secured Party for application on the Obligations.

Section 21. Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 22 hereof).

Section 22. Costs and Expenses; Indemnity. Each Grantor will jointly and severally pay or reimburse the Secured Party on demand for all out-of-pocket expenses, including in each case all filing and recording fees, taxes, and all reasonable charges and disbursements of outside counsel to the Secured Party, and/or the allocated costs of in-house counsel incurred from time to time, in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the Security Interest and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest. Each Grantor shall indemnify and hold the Secured Party and each Lender harmless from and against any and all claims, losses and liabilities (including reasonable attorneys’ fees) growing out of or resulting from this Agreement and the Security Interest hereby created (including enforcement of this Agreement) or the Secured Party’s actions pursuant hereto, except claims, losses or liabilities resulting from the Secured Party’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Any liability of any Grantor to indemnify and hold the Secured Party and each Lender harmless pursuant to the preceding sentence shall be part of the Obligations secured by the Security Interest. The obligations of each Grantor under this Section shall survive any termination of this Agreement.

Section 23. Waivers; Remedies; Marshalling. This Agreement may be waived, modified, amended, terminated or discharged, and the Security Interest may be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Secured Party’s option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. Each Grantor hereby waives all requirements of law, if any, relating to the marshalling of assets which would be applicable in connection with the enforcement by the Secured Party of its remedies hereunder, absent this waiver.

Section 24. Waiver of Defenses. Each Grantor waives the benefit of any and all defenses and discharges available to a guarantor, surety, indorser or accommodation party, dependent on its character as such. Without limiting the generality of the foregoing, each Grantor (in such capacity) waives presentment, demand for payment, and notice of nonpayment or protest of any note other instrument evidencing any of the Obligations; and each Grantor agrees that each Grantor’s liability hereunder and the Security Interest hereby created shall not be affected or impaired in any way by any of the following acts and things (which the Secured Party may do from time to time without notice to each Grantor): (a) by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification, or other disposition of any of the Obligations or any evidence thereof or any collateral therefor, (b) by any acceptance or release of collateral for or guarantors of any of the Obligations, (c) by any failure, neglect or omission to realize upon or protect any of the Obligations or to obtain, perfect, enforce or realize upon any collateral therefor or to exercise any Lien upon or right of appropriation of any moneys, credits or property toward the liquidation of any of the Obligations, (d) by any application of payments or credits upon any of the Obligations, or (e) by any irregularity or avoidability of the Obligations (including any avoidability of the Obligations or fraudulent transfers or fraudulent conveyance under any applicable law). The Secured Party is not required, before exercising its rights under this Agreement, to first resort for payment of any of the Obligations to the Borrower or any other Person, its or their properties or estates, or any collateral, property, Liens or other rights or remedies whatsoever. Each Grantor agrees not to exercise any right of contribution, recourse, subrogation or reimbursement available to each Grantor against the Borrower or any other Person or property, unless and until all Obligations and all other debts, liabilities and obligations owed by the Borrower and each Grantor to the Secured Party and the Lenders have been paid and discharged. Each Grantor expects to derive benefits from the transactions resulting in the creation of the Obligations. The Secured Party may rely conclusively on the continuing warranty, hereby made, that each Grantor continues to be benefited by the Lenders’ extension of credit accommodations to the Borrower and the Secured Party shall have no duty to inquire into or confirm the receipt of any such benefits, and this Agreement shall be effective and enforceable by the Secured Party without regard to the receipt, nature or value of any such benefits.

Section 25. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

Section 26. Grantor Acknowledgments. Each Grantor hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, (b) neither the Secured Party nor any Lender has any fiduciary relationship to such Grantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between such Grantor and the Secured Party or any Lender.

Section 27. Representations and Warranties. Each Grantor hereby represents and warrants to the Secured Party that:

27(a) Such Grantor is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

27(b) Such Grantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

27(c) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

27(d) The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to such Grantor, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of such Grantor, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such Grantor is a party or by which it or any of its properties may be bound or result in the creation of any Lien thereunder. Such Grantor is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of such Grantor.

27(e) Except for filings, recordings and registrations to perfect the Security Interest, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of such Grantor to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement.

27(f) There are no actions, suits or proceedings pending or, to the knowledge of such Grantor, threatened against or affecting such Grantor or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to such Grantor, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of such Grantor or on the ability of such Grantor to perform its obligations hereunder.

Section 28. Continuing Security Interest; Assignments under Credit Agreement. This Agreement shall (a) create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations and the expiration of the obligations, if any, of the Secured Party and the Lenders to extend credit accommodations to the Borrower, (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors, transferees, and assigns. Without limiting the generality of the foregoing clause, (c) the Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Persons to the extent and in the manner provided in the Credit Agreement and may similarly transfer all or any portion of its rights under this Agreement to such Persons.

Section 29. Joinder Agreements. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.15 of the Credit Agreement or otherwise shall become a party hereto as a Grantor for all purposes of this Agreement by executing and delivering to the Secured Party a Joinder Agreement substantially in the form attached hereto as Exhibit A. Upon such execution and delivery, such party shall be as fully a party hereto as if such party were an original signatory hereof. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder.

Section 30. Termination of Security Interest. Upon payment in full of the Obligations and the expiration of any obligation of the Secured Party and the Lenders to extend credit accommodations to the Borrower, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to each Grantor such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence such termination. Any reversion or return of Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Grantors and shall be without warranty by, or recourse on, the Secured Party or any Lender. As used in this Section, “Grantor” includes any assigns of any Grantor, any Person holding a subordinate security interest in any of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

Section 31. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 32. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND EACH GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT A GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 33. Waiver of Notice and Hearing. EACH GRANTOR HEREBY WAIVES ALL RIGHTS TO A JUDICIAL HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE SECURED PARTY OF ITS RIGHTS TO POSSESSION OF THE COLLATERAL WITHOUT JUDICIAL PROCESS OR OF ITS RIGHTS TO REPLEVY, ATTACH, OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GRANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS PROVISION AND THIS AGREEMENT.

Section 34. Waiver of Jury Trial. EACH OF THE GRANTORS AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 35. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Section 36. General. All representations and warranties contained in this Agreement or in any other agreement between any Grantor and the Secured Party or any Lender shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Each Grantor waives notice of the acceptance of this Agreement by the Secured Party. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.

[Signatures Follow On Succeeding Pages]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Delaware

Grantor’s Org # 3288188

Grantor’s Tax ID # 33-0933072

CLASSIC DESIGN CONCEPTS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2003111801002

Grantor’s Tax ID #

PERFORMANCE CONCEPTS, LLC

By	/s/ Douglass Goad
Name	Douglass Goad
Title	President

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B7900K

Grantor’s Tax ID #

[Signature pages to Security Agreement (Quantum)]

POWERTRAIN INTEGRATION, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2004011400052

Grantor’s Tax ID # 80-0101312

REGENCY CONVERSIONS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B8156X

Grantor’s Tax ID # 20-4138893

STARCRAFT AUTOMOTIVE GROUP, INC.

By	/s/ Joseph Katona III
Name	Joseph Katona
Title	CFO/Treasurer

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 1994060074

Grantor’s Tax ID #

[Signature pages to Security Agreement (Quantum)]

TECSTAR, L.P.

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 1998100361

Grantor’s Tax ID # 35-2081466

TECSTAR AUTOMOTIVE GROUP, INC.

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 1990120776

Grantor’s Tax ID # 35-1817634

TECSTAR PARTNERS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2004062900050

Grantor’s Tax ID # 20-3749177

[Signature pages to Security Agreement (Quantum)]

TROY TOOLING, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B7532K

Grantor’s Tax ID # 38-2960551

UNIQUE PERFORMANCE CONCEPTS, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B7900J

Grantor’s Tax ID # 20-4090400

WHEEL TO WHEEL, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Indiana

Grantor’s Org # 2003102400053

Grantor’s Tax ID # 80-0101312

[Signature pages to Security Agreement (Quantum)]

WHEEL TO WHEEL POWERTRAIN, LLC

By	/s/ Kenneth R. Lombardo
Name	Kenneth Lombardo
Title	General Counsel

Address:

570 Executive Drive

Troy, Michigan 48083

State of Organization: Michigan

Grantor’s Org # B2706E

Grantor’s Tax ID # 80-0101312

[Signature pages to Security Agreement (Quantum)]

EXHIBIT A

TO SECURITY AGREEMENT

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                              ,              (this “Agreement”), is by [Insert Name of applicable Subsidiary or Affiliate], a [                            ] formed under the laws of the State of [                            ] (the “Joining Party”), and is delivered to the Secured Party (as defined below) pursuant to Section 29 of that certain Security Agreement, dated as of January 31, 2007 (as the same may be amended, supplemented or supplemented from time to time, the “Security Agreement”), among each Grantor thereto from time to time and WB QT, LLC, as Agent for the Lenders (the “Secured Party”) under that certain Credit Agreement dated as of January 31, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Quantum Fuel Systems Technologies Worldwide, Inc., the lenders from time to time party thereto (the “Lenders”), and WB QT, LLC, as a Lender and as Agent for the Lenders. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

Pursuant to Section 29 of the Security Agreement, by its execution of this Agreement, the Joining Party becomes a party to the Security Agreement bound by all of the terms and conditions thereof, and, from and after the date hereof, is a Grantor entitled to all of the rights and benefits and bound by all of the obligations of a Grantor under the Security Agreement. The Joining Party hereby acknowledges that by becoming party to the Security Agreement the Joining Party has granted, and hereby does grant, to the Secured Party for the benefit of the Secured Party and the Lenders a Security Interest in all of Grantor’s right, title, and interest in and to the Collateral as set forth in Section 2 of the Security Agreement. The Joining Party’s legal name (as set forth in its constituent documents filed with the appropriate governmental official or agency) and jurisdiction of organization is as set forth in the opening paragraph hereof. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, obligations and conditions applicable to a Grantor in the Security Agreement.

This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

This Agreement shall be binding upon the parties hereto and their respective executors, administrators, other legal representatives, successors and assigns, and shall inure to the benefit of the Secured Party, its successors and assigns and shall be governed by the laws of the State of Minnesota without reference to principles of conflict of laws.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EX A-1

IN WITNESS WHEREOF, the Joining Party, by its officers duly authorized, intending to be legally bound, has caused this Joinder Agreement to be duly executed and delivered, and the Secured Party has caused the same to be accepted by its authorized representative, as of the date first above written.

[Insert name of Joining Party],
a [ ]

By:
Name:
Title:

Acknowledged and accepted:

WB QT, LLC,
as Secured Party

By:	/s/ Jonathan Wood
Name: Jonathan Wood
Title: Director

EX A-2